UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2020

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 3, 2020, Equitrans Midstream Corporation (the Company) and EQM Midstream Partners, LP (EQM) released an updated investor presentation including a new slide 7 that contains additional information regarding certain EQM capital expenditure forecasts (the Presentation). The Presentation, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (Current Report), is available under the “Investors” link on the Company’s website at www.equitransmidstream.com and under the “Investors” link on EQM’s website at www.eqm-midstreampartners.com.

The information in this Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Equitrans Midstream Corporation / EQM Midstream Partners, LP Investor Presentation, dated March 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

Cautionary Statement Regarding Forward-Looking Information

Disclosures in this Current Report contain certain forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report specifically include the expectations of plans, strategies, objectives and growth and anticipated financial and operational performance of the Company and its affiliates. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results.

Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control. The risks and uncertainties that may affect the operations, performance and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth in the Company’s publicly filed reports with the Securities and Exchange Commission (the SEC), including those set forth under Item 1A, “Risk Factors” of the Company’s Form 10-K for the year ended December 31, 2019.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Additional Information and Where to Find It

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger between the Company and EQM (the EQM Merger) will be submitted to the shareholders of the Company and the unitholders of EQM for their consideration.

In connection with their proposed merger, the Company and EQM intend to file a registration statement on Form S-4 containing a proxy statement/prospectus (the Form S-4) with the SEC. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that the Company or EQM may file with the SEC or send to shareholders of the Company or unitholders of EQM in connection with the proposed transactions. SHAREHOLDERS OF THE COMPANY AND UNITHOLDERS OF EQM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FORM S-4 AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN IF AND WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. When available, investors and security holders will be able to obtain copies of these documents, including the proxy statement/prospectus and the registration statement, and any other documents that may be filed with the SEC with respect to the proposed transactions, free of charge at the SEC’s website, http://www.sec.gov or as described in the following paragraph.

The documents filed with the SEC by the Company may be obtained free of charge at its website (www.equitransmidstream.com) or by requesting them by mail at Equitrans Midstream Corporation, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600. The documents filed with the SEC by EQM may be obtained free of charge at its website (www.eqm-midstreampartners.com) or by requesting them by mail at EQM Midstream Partners, LP, 2200 Energy Drive, Canonsburg, PA 15317, Attention: Corporate Secretary, or by telephone at (724) 271-7600.

Participants in the Solicitation

The Company, EQM, EQGP Services, LLC (the EQM General Partner) and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed EQM Merger and the Company’s stock issuance (Company Stock Issuance). Information regarding the directors and executive officers of the Company is contained in the Company’s Form 10-K for the year ended December 31, 2019. Information regarding the directors and executive officers of the EQM General Partner is contained in EQM’s Form 10-K for the year ended December 31, 2019. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed EQM Merger and Company Stock Issuance will be included in the proxy statement/prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: March 3, 2020	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer

Signature Page to ETRN 8-K